UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08549

Oak Associates Funds
(Exact name of registrant as specified in charter)

3875 Embassy Parkway, Suite 250, Akron, Ohio 44333
(Address of principal executive offices) (Zip code)

Charles A. Kiraly
Oak Associates, ltd.
3875 Embassy Parkway, Suite 250
Akron, Ohio 44333-8334
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end:    October 31

Date of reporting period:  November 1, 2014 – October 31, 2015

Item 1.  Reports to Stockholders.

OAK
ASSOCIATES FUNDS

ANNUAL REPORT
OCTOBER 31, 2015

White Oak Select Growth Fund (WOGSX)
Pin Oak Equity Fund (POGSX)
Rock Oak Core Growth Fund (RCKSX)
River Oak Discovery Fund (RIVSX)
Red Oak Technology Select Fund (ROGSX)
Black Oak Emerging Technology Fund (BOGSX)
Live Oak Health Sciences Fund (LOGSX)

OAK ASSOCIATES, ltd.
Celebrating
30 Years

Oak Investment Philosophy

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing growth-oriented portfolios for 30 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Employees and their families are among the largest shareholders in the funds. Here is our approach to investing.

Long-term focus
To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios
We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. A recent study showed that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover
Hospital wings are rarely endowed by day traders. When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Independent thinking
Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd - because as humans we are psychologically wired to herd - we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to the limited number of underlying investments, funds that invest a significant portion of its assets in particular industry sectors or concentrated funds that focus on a particular industry or group of industries are more susceptible to the price movements of any one holding or industry and thus are generally more volatile than a portfolio invested in a wider variety of industries or industry sectors.

Shareholder Letter

November 30, 2015

Dear Fellow Shareholder:

As it has for much of the current economic expansion, the US economy trudged forward over the last fiscal year, and the stock market seemed to approve, with share prices climbing modestly.  The employment picture continued to brighten, with the unemployment rate falling to 5.0%, job openings rising to new highs, and unemployment claims declining to a 42-year low.  This last statistic is even more noteworthy when one considers how much larger the labor force is today versus 42 years ago.

Over the past few years, waiting for the Federal Reserve to raise interest rates has been like waiting for Godot.  A year ago the Fed was expected to have started raising rates by now, but underwhelming economic growth, periodic overseas crises, and low inflation have kept the monetary authorities on hold.  That looks likely to change soon, as accelerating wage growth threatens price stability.  In past cycles the Fed started raising rates before or just as wage growth started to pick up and well before the unemployment rate had fallen to 5%.  So in that respect they are tardy this time.  On the other hand, the Fed has rarely, if ever, tightened when inflation has been this low and GDP (gross domestic product) growth this sluggish.  So with these conflicting signals the central bank is in a difficult spot, with no historic precedent.

We do expect the Fed to begin raising rates but are not as concerned as some about it negatively affecting the economy or stock market.  Credit growth has not been ebullient, and historically stocks fare well in the initial stages of Fed tightening.  More important than the launch date is the pace of hikes once the tightening starts.  This will be dictated, as always, by various economic data that the Fed monitors.  Given our portfolios’ large positions in the financial sector, which is currently being negatively affected by low rates, we would welcome a higher Fed Funds rate.  Seeing the data on wages, the market has been pricing in higher short-term rates, as evidenced by the yield on two-year Treasury notes.  From mid-October to late November 2015, such yields, which essentially are composed of forward (future) Fed Funds rates, rose from less than 0.6% to over 0.9%.

Persistently strong corporate profitability remains a defining characteristic of this economic cycle.  The use of offshore labor, computers and robotics has increased profit margins and returns on capital to high levels, and to this point company managements have yet to compete it away.  One source of frustration for many throughout this expansion has been the lack of aggression, or animal spirits, on the part of both corporations and consumers (merger activity is a notable exception).  With memories of the financial crisis still in their minds, both companies and their customers have been somewhat reluctant to spend.  This may be preventing the economy from reaching its potential, but it also is preventing a buildup of the excesses (such as debt) that typically undermine an expansion.  This is another way of saying that while the calendar should be prompting us to prepare for recession, the fundamentals and actions of the key players suggest otherwise.  The conservatism of managements is also helping profitability stay high, which is good for stock prices.

The current bull market has withstood many “scares” over the past several years, and the last twelve months have been no different.  In June it was the prospect of Greece leaving the euro, and in August it was concern about China’s economy.  In each case US stocks took a hit but bounced back.  The selloff in August was sharp, and may have been exacerbated by exchange traded funds (ETFs), which have become increasingly popular.  These vehicles allow one to essentially own a basket of stocks and quickly enter or exit the positions at any time during the trading day.  This is representative of the “now” society in which we live, but like many innovations it is a double-edged sword.  Rapid ETF trading to time the market can, and usually does, end up doing more harm than good, as few participants get the timing right.  Of those who sold in late August (after the damage of the correction Shareholder Letter had largely been done) in order to preserve principal, few likely got back in before the rebound.  This is why we believe in staying fully invested at all times and don’t attempt to time the market by using cash as a strategic asset.  If one is lucky/skilled enough to get out at the right time, he or she still has to get back in at the right time.  Pulling off both of these feats is rare.

Shareholder Letter

Many well-known hedge funds were hit hard in the August correction but did not rebound.  It has been an interesting time for hedge funds, which gained popularity in the wake of the financial crisis for their supposed ability to limit downside risk.  But as the money has poured into these vehicles, returns have disappointed, especially in light of the rich fees they charge.  For the five years ending October 31, the HFRI Fund Weighted Composite Index, a broad measure of US hedge funds, returned 3.15% annually.  By comparison, returns for White Oak and Pin Oak, our two largest non-sector funds, were well into the double-digits.  We suspect that investors will continue to be disappointed by the returns in hedge funds and other hot “alternative” products, which tend to be designed to fight the last battle.

Rather than getting caught up in the latest craze, our team is focused on timeless investment principles: weighing the long-term merits of each investment candidate and staying fully invested.  In 2015 Oak Associates celebrated its 30-year anniversary, which would not have been possible without you.  Thank you for the privilege of managing your money.

Sincerely,

Mark Oelschlager, CFA
Co-Chief Investment Officer and Portfolio Manager

The performance data quoted represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.  Visit www.oakfunds.com/Funds/Performance.aspx for standardized performance, including performance data current to the most recent month-end.

HIGHLIGHTS from the 2015 FISCAL YEAR

October 31, 2014 to October 31, 2015 (Unaudited)

November, 2014
Benzinga reported Red Oak Technology Select among its technology funds with year-to-date gains thus far in 2014.  The articled titled, “3 Tech Sector Funds Heading Into Year’s End With Gains” appeared on benzinga.com.  November 3, 2014.

The Cleveland Plain Dealer noted Mark Oelschlager’s appointment as Co-Chief Investment Officer of Oak Associates, ltd.

December, 2014
Robert Stimpson was quoted in a Reuters article, “U.S. Fund Managers Move Into Consumer Stocks as Oil Prices Fall.”  December 3, 2014.

Red Oak Technology Select among the technology funds spotlighted in Kiplinger.com’s “Fund Watch.”  “5 Great Tech Funds Without Loads:  Add spice to your portfolio with these top-performing no-load mutual funds that focus on technology stocks.”  December 22, 2014.

January, 2015
In the January issue of Kiplinger’s Personal Finance magazine, Mark Oelschlager commented on Charles Schwab Corporation in a story on “companies that will grow no matter what happens to the economy.”  “8 Stocks to Buy for 2015.”

February, 2015
Bloomberg Business interviewed Robert Stimpson on the performance of the NASDAQ 100.  Mr. Stimpson was quoted in the article, “Just 7% From the Bubble Peak, NASDAQ Investors Losing Nerve.”  February 17, 2015.

April, 2015
Advisor Perspectives and ValueWalk featured Robert Stimpson’s First Quarter Market Commentary, “Policy Paranoia.” April 8-10, 2015.

Mark Oelschlager was quoted in a Reuters story on Amazon, “As Amazon Parties On, Some Large Fund Managers Take Their Leave.”  April 22, 2015.

May, 2015	Robert Stimpson commented in a Bloomberg article on the impact of merger-and-acquisition activity on U.S. stocks, “Takeover Fuel Begins to Flow as S&P Bull Run Makes History.” May 4, 2015.

HIGHLIGHTS from the 2015 FISCAL YEAR

October 31, 2014 to October 31, 2015 (Unaudited)

June, 2015
Zacks Investment Research highlighted Black Oak Emerging Technology Fund among technology mutual funds “expected to outperform their peers in the future” in its article, “5 Technology Mutual Funds to Beat Peers.”  June 5, 2015.

July, 2015
Mark Oelschlager commented in the San Francisco Chronicle’s “Net Worth” column.  “Biotech Is Booming – Stocks soar, with record for IPOs.”  July 7, 2015.

Zacks Investment Research highlighted Black Oak Emerging Technology Fund among top-performing technology funds in the second quarter, currently with a Zacks Mutual Fund Rank of “Buy”  in its article, “Best Performing Technology Mutual Funds of Q2 2015.”  July 31, 2015.

September, 2015
In an article contributed to SeekingAlpha, David Trainer of research firm New Constructs noted Live Oak Health Sciences Fund and Red Oak Technology Select Fund as his top-rated mutual funds in the health care and information technology sectors, respectively, based on analysis of the funds’ holdings.  “How to Find the Best Sector Mutual Funds:  Q3, 15.”

October, 2015	Mark Oelschlager’s interview with Wally Forbes, “You’re Better Off Staying Invested at All Times” featured on forbes.com. October 12, 2015.

READ MORE AT WWW.OAKFUNDS.COM

TABLE of  CONTENTS

Performance Update
White Oak Select Growth Fund	1
Pin Oak Equity Fund	4
Rock Oak Core Growth Fund	6
River Oak Discovery Fund	8
Red Oak Technology Select Fund	10
Black Oak Emerging Technology Fund	12
Live Oak Health Sciences Fund	14
Important Disclosures	16
Disclosure of Fund Expenses	18
Financial Statements
Schedules of Investments	20
Statements of Assets and Liabilities	38
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	46
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	72
Additional Information	73

White Oak Select Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Mark W. Oelschlager, CFA
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Portfolio Manager

White Oak Select Growth Fund (“the Fund”) gained 9.84% for the fiscal year ended October 31, 2015, while the comparative index, the S&P 500 Index, rose 5.20%, and the Lipper Large-Cap Growth Fund Average increased 7.90%.  Over the last ten years, the Fund has achieved an average annualized return of 7.86%.

The fiscal year 2015 saw stocks climb the proverbial wall of worry.  Large-cap domestic equities, in particular, benefited from their blue chip appeal and sound fundamentals while issues in China, Latin America, and Europe increased the attractiveness of US companies relative to international opportunities.  The low inflation environment and stable economic outlook also supported valuation multiples while companies maintained strong capital spending discipline.  Many commodities have experienced a multi-year bear market, and a slowdown in capital-intensive emerging markets has kept inflationary pressures at bay.  As a result, the stable growth, low inflation environment that stocks enjoy is likely to persist.

Large-cap stocks outperformed their smaller-cap brethren as risk aversion periodically rattled global markets.  Questions whether Greece would be able to maintain its European Union membership and accept terms for yet another bailout package during the midst of political turnover weighed on investor sentiment in early 2015.  A sharp correction in Chinese equities in the summer of 2015 added to investors’ risk aversion, but large-cap US stocks rebounded quickly.

The Federal Reserve remains on track to increase the federal funds rate in the near future.  Thus far, investors have discounted the Fed’s actions as simply steps to normalize rates rather than slow the economy.  In general, the underlying fundamentals of the portfolio’s companies remain strong, with profit margins high and healthy balance sheets.  The employment data continues to recover with both the unemployment rates dropping and job openings expanding.

The Fund’s top-performing holding was Amazon.com. The online retailer has benefited not only from continued shifts in consumer behavior to online shopping but also from its cloud offering and web services. Cognizant Technology Solutions was the next best-performer, as demand for outsourced IT-services remains steady.

Laggards included Transocean, as the offshore drilling company has suffered from low oil prices and a resurgence of onshore production.  Wireless communications company Qualcomm was the second worst performer due to weakness in international markets and competition.

Annual Report | October 31, 2015	1

White Oak Select Growth Fund

The macroeconomic environment has been supportive for stocks despite various geopolitical issues affecting investor sentiment.  The stock market has done an excellent job seeing past these issues and focusing on the fundamentals.  Strict capital discipline over the last few years has helped companies keep profitability high, and a pattern of returning capital to shareholders has been welcomed by equity investors. The result is a low-inflation environment where corporate earnings remain healthy and valuations are attractive.  While it is impossible to predict what will happen in 2016, the current environment is one that tends to favor equities.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

2	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	WOGSX
Share Price	$65.21
Total Net Assets	$257.7M
Portfolio Turnover	8.55%

Sector Allocation^
Information Technology	40.4%
Financials	32.1%
Health Care	19.0%
Consumer Discretionary	6.7%
Energy	1.2%
Cash & Other Assets	0.6%

Top 10 Holdings^
1.	Alphabet, Inc.	9.1%
2.	JPMorgan Chase & Co.	7.2%
3.	Cisco Systems, Inc.	6.8%
4.	Amazon.com, Inc.	6.7%
5.	Amgen, Inc.	6.6%
6.	The Charles Schwab Corp.	5.5%
7.	US Bancorp	5.2%
8.	Cognizant Technology Solutions Corp. - Class A	5.0%
9.	KLA-Tencor Corp.	4.7%
10.	Teva Pharmaceutical Industries, Ltd. - Sponsored ADR	4.6%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
White Oak Select Growth Fund	9.84%	16.25%	12.20%	7.86%
S&P 500® Total Return Index[1]	5.20%	16.20%	14.33%	7.85%
Lipper Large-Cap Growth Funds Average[2]	7.90%	17.43%	13.80%	8.09%

Gross/Net Expense Ratio (per the current prospectus): 1.10%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	3

Pin Oak Equity Fund

Mark W. Oelschlager, CFA
Co-Chief Investment Officer
& Portfolio Manager

Pin Oak Equity Fund returned 6.76% for the year ended October 31, 2015, while the Russell 3000 Index did 4.49% and the Lipper Multi-Cap Core Funds Average 2.31%.  For the last ten years, a period that includes one of the worst financial crises in US history, the Fund’s cumulative return was 155.60%, versus 114.67% for the Russell and 97.05% for the Lipper.

This was the seventh consecutive fiscal year of positive returns for the Fund, a streak that has to end someday.  In last year’s report we noted that we had positioned the Fund for more moderate returns for stocks in general, and we continue to do so.  That said, we are maintaining a cyclical bent to the portfolio, as the excesses that typically derail an economic expansion have yet to surface, and the valuations in many of the economically-sensitive sectors are appealing.

The outperformance of the Fund over the past twelve months is especially gratifying, as our style was somewhat out of favor.  Shares of fast-growing companies led the market for most of this period, something that is much less common than one would think.  In addition, our heavy investment in the financial sector has yet to really pay off, as bank stocks actually fared worse than the broader market.  So how did the portfolio beat its peers and benchmark?

Shares of e-commerce titan Amazon, a relatively small position, more than doubled, as sales growth accelerated for both its core business and its web services segment, and margins improved.  Internet search king Alphabet (formerly Google) rose sharply as investors cheered the company’s newfound discipline initiated by a new chief financial officer.  Billing software purveyor Amdocs posted a strong gain as its cash flow dynamics improved and it returned capital to shareholders.

The laggards were from the energy and materials sectors, as commodity prices in general fell dramatically.  Land drilling contractor Nabors Industries, integrated oil behemoth Royal Dutch Shell and offshore driller Transocean declined due to both oil oversupply concerns and demand issues brought on by sluggish global economic growth.  This is a tricky area right now, as various valuation metrics are compelling one to buy, but the extended buildup in supply, which could keep oil prices low, is making us tread carefully.

We maintain a healthy exposure to the financial sector, whose profitability has been held down by low interest rates.  Now that wage growth in the US is clearly accelerating, the Federal Reserve may finally begin raising rates, which would be beneficial for many of our holdings.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

4	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	POGSX
Share Price	$52.45
Total Net Assets	$99.0 M
Portfolio Turnover	14.53%

Sector Allocation^
Financials	38.8%
Information Technology	33.0%
Consumer Discretionary	9.8%
Consumer Staples	4.7%
Energy	4.4%
Industrials	4.3%
Materials	0.2%
Cash & Other Assets	4.8%

Top 10 Holdings^
1.	Wells Fargo & Co.	6.3%
2.	Microsoft Corp.	5.8%
3.	Amdocs, Ltd.	5.3%
4.	Alphabet, Inc.	5.1%
5.	The Charles Schwab Corp.	5.0%
6.	PepsiCo, Inc.	4.7%
7.	The Bank of New York Mellon Corp.	4.4%
8.	Capital One Financial Corp.	4.2%
9.	Twenty-First Century FOX, Inc.	3.9%
10.	Paychex, Inc.	3.9%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Pin Oak Equity Fund	6.76%	17.87%	15.07%	9.84%
Russell 3000® Index TR1,2	4.49%	16.09%	14.14%	7.94%
S&P 500® Total Return Index[3]	5.20%	16.20%	14.33%	7.85%
Lipper Multi-Cap Core Funds Average[4]	2.31%	14.66%	12.09%	6.87%

Gross/Net Expense Ratio (per the current prospectus): 1.13%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]
Effective February 28, 2015, the Fund changed its benchmark from the S&P 500 Index to the Russell 3000 Index. The Russell 3000 Index was selected as a better reflection of the Fund’s ability to invest in multi-cap securities. [2] Russell Investments is the source and owner of the Russell Index data. [3] Standard & Poor’s is the source and owner of the S&P Index data. [4] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	5

Rock Oak Core Growth Fund

Robert D. Stimpson, CFA
Portfolio Manager

Rock Oak Core Growth Fund (“the Fund”) fell 4.04% for the fiscal year ended October 31, 2015. The Fund’s performance compares to the benchmark S&P 500 Index’s gain of 5.20%. Over the last ten years, the Fund has achieved an average annualized return of 5.79%

The fiscal year 2015 saw US stocks weather international volatility and impending changes to the Federal Reserve’s monetary policy. Employment data continued to improve, and the national unemployment rate dropped towards 5%. Hourly earnings and job openings also improved, opening the door for the Federal Reserve to raise interest rates from very low levels. While the timing of the Fed’s liftoff is still uncertain, investors recognize the need to return short-term rates to levels that would allow the Fed to moderate the economy. Interest rates are one of the more powerful mechanisms the government has to implement monetary policy, and leaving rates too low for too long would likely create future excess that might jeopardize the stability achieved since the 2008 sub-prime crisis.

In early 2015, Greece’s dire fiscal situation required additional bailout funds from the European Union and raised the possibility of its expulsion from the monetary fraternity. In the summer, Chinese equities suffered a swift correction and fueled higher levels of risk aversion. Chinese stocks had been very strong and signs of excessive speculation were apparent. Their decline inadvertently benefited US blue chips, as the increase in risk aversion caused investor to shun higher risk asset classes and more volatile sectors.  Indeed, strong performance from a handful of large US companies distorts the degree of strength of the market. Given the large weight of top performing US large-caps in the benchmark, the average equity actually lagged the index. The Fund’s lack of a position in these large-cap bellwethers exacerbated the Fund’s underperformance.

The Fund’s best performing stock was Vantiv, which rose 62%. The electronic payment processor has benefited from increasing transaction volume and its expansion into small- and mid-sized merchants.  Cognizant Technology Solutions was the Fund’s second best performer. The IT-services company, which helps companies lower expenses though outsourcing, gained 39%.

The Fund’s largest laggard was specialty pharmaceutical company Mallinckrodt. The high levels of risk aversion that developed following the correction in Chinese stocks initiated a sharp selloff in other volatile sectors. Biotech and specialty pharma stocks were two leading sectors that also traded at high valuations and had achieved several years of impressive gains. As investors fled volatile sectors, most biotech and specialty pharma stocks were caught in the correction. The Mallinckrodt fell 46% during the fiscal year.

Going forward, the Rock Oak Fund remains focused on attractively valued companies with strong growth prospects that have also demonstrated a commitment to creation of shareholder value. The outlook for US stocks remains attractive due to the low inflation, stable growth environment.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

6	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	RCKSX
Share Price	$12.64
Total Net Assets	$7.8 M
Portfolio Turnover	32.24%

Sector Allocation^
Information Technology	52.5%
Consumer Discretionary	13.3%
Financials	10.9%
Health Care	9.6%
Industrials	6.9%
Consumer Staples	2.7%
Materials	1.8%
Energy	1.4%
Cash & Other Assets	0.9%

Top 10 Holdings^
1.	Salesforce.com, Inc.	5.0%
2.	Computer Sciences Corp.	4.8%
3.	Vantiv, Inc. - Class A	4.2%
4.	SunTrust Banks, Inc.	3.8%
5.	The Hartford Financial Services Group, Inc.	3.8%
6.	Xilinx, Inc.	3.8%
7.	Under Armour, Inc. - Class A	3.7%
8.	Liberty Media Corp. - Class A	3.6%
9.	Broadcom Corp. - Class A	3.6%
10.	CA, Inc.	3.5%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Rock Oak Core Growth Fund	-4.04%	12.90%	8.74%	5.79%
S&P 500® Total Return Index[1]	5.20%	16.20%	14.33%	7.85%
Lipper Multi-Cap Growth Funds Average[2]	5.49%	16.21%	12.99%	8.07%

Gross/Net Expense Ratio (per the current prospectus): 1.58%/1.25%

The Adviser has contractually agreed through February 27, 2016, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	7

River Oak Discovery Fund

Robert D. Stimpson, CFA
Portfolio Manager

River Oak Discovery Fund (“the Fund”) fell 1.27% for the fiscal year ended October 31, 2015, while the benchmark Russell 2000 Growth Index gained 3.52%. The Lipper Small Cap Growth Peer Group rose 1.83%. Over the last ten years, the Fund has achieved an average annualized return of 6.98%

US stocks vacillated throughout the fiscal year 2015.  A combination of low inflation and stable growth produced an environment favorable to equity investments, although global growth concerns and periods of risk aversion rattled markets. During the year, investors showed a distinct preference for large-cap stocks. As a result, smaller companies rose but underperformed their larger brethren. Faltering international markets and uncertainty over the end of the Federal Reserve’s bond purchase program added to risk aversion, appearing as a predilection for large-cap holdings.

Throughout the fiscal year, economic data showed marginal improvement while job growth drove the unemployment rates gradually lower. Nationwide, the unemployment rate has now fallen to around 5%, and a pick up in hourly earnings and job openings has encouraged the Fed to consider raising interest rates from low levels. Lower energy and fuel costs have also helped boost the outlook for many companies, particularly those that depend on consumer spending. The drop in these key commodity prices also suppresses inflation.

Concern over Greece’s ability to remain a European Union member and repercussions from its dire fiscal situation threatened economic instability in Europe in early 2015. A sharp decline in Chinese equities during the summer of 2015 affected US stocks and fueled levels of risk aversion. China’s stock market had been showing signs of excess speculation for some time. When the irrational exuberance finally combined with the slowing Chinese economic data, local equities suffered a sharp revaluation. China continues to transition its economy from export-oriented growth to domestically-driven consumer growth. This transition will take a long time and bumps along the way should be expected.

Speculation over the impact of higher rates on equities following the end of the Fed’s quantitative easing efforts also worried investors. Thus far, Chairman Yellen continues to balance investor concerns with a stated desire to reset the Fed Fund’s interest rate mechanism. Management of the short-term discount rate remains a key policy tool for the Fed, and reestablishing its effectiveness is necessary.

The Fund’s strongest performer this fiscal year was Cirrus Logic. The semiconductor firm supplies audio and communications chips for Apple and other consumer electronic companies. Symentra Financial was the Fund’s second best performing holding, gaining 46%. The insurance company was acquired by Sumitomo Life Insurance Co. in August at a 27% premium to its market price.

The Fund’s two worst-performing stocks were Weight Watchers International and Leapfrog Enterprises. Despite attractive valuations, both companies have struggled with their respective competitive environment. Both positions were sold during the year due to their underperformance.

Looking into 2016, small-cap stocks and higher risk asset classes remain out of favor relative to their large-cap and blue chip peers. History tells us that this preference fluctuates over time.  Indeed, the domestic nature of small caps appears more favorable compared to slowing growth in Asia and problems in both emerging markets and Europe. Continued improvements in the US economy, fueled by further job growth, low inflation, and rising consumer spending should provide a supportive environment for small-cap stocks. The Fund is committed to seeking out niche companies with a strong commitment to creation of shareholder value.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. Funds that emphasize investments in smaller companies generally will experience greater price volatility.

8	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	RIVSX
Share Price	$13.76
Total Net Assets	$12.6 M
Portfolio Turnover	17.03%

Sector Allocation^
Information Technology	33.3%
Financials	30.7%
Health Care	15.1%
Consumer Discretionary	8.7%
Industrials	5.5%
Cash & Other Assets	6.7%

Top 10 Holdings^
1.	Amsurg Corp.	5.5%
2.	Assurant, Inc.	4.8%
3.	Symetra Financial Corp.	4.6%
4.	United Therapeutics Corp.	4.3%
5.	PrivateBancorp, Inc.	4.1%
6.	Fortinet, Inc.	4.1%
7.	Cirrus Logic, Inc.	3.9%
8.	Janus Capital Group, Inc.	3.6%
9.	Fabrinet	3.6%
10.	Abercrombie & Fitch Co. - Class A	3.4%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
River Oak Discovery Fund	-1.27%	12.14%	8.44%	6.98%
Russell 2000® Growth Index[1]	3.52%	16.16%	13.56%	8.67%
Lipper Small-Cap Growth Funds Average[2]	1.83%	13.97%	12.29%	7.76%

Gross/Net Expense Ratio (per the current prospectus): 1.48%/1.35%

The Adviser has contractually agreed through February 27, 2016, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses) to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Russell Investments is the source and owner of the Russell Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	9

Red Oak Technology Select Fund

Mark W. Oelschlager, CFA
Co-Chief Investment Officer
 & Portfolio Manager

Red Oak Technology Select Fund posted a return of 6.91% for the year ended October 31, 2015, while the S&P 500 Equal Weight Information Technology Index returned 8.74%, and the Lipper Science and Technology Fund Average rose 8.15%.  For the last ten years, the Fund’s cumulative return was 166.49%, versus 140.51% for the Index and 137.27% for the Lipper.

Fears about a slowing global economy did not prevent tech stocks from having another solid year, as adequate if not spectacular revenue growth combined with restrained spending led to improving free cash flow production (a measure of how financial performance calculated as operating cash flow minus capital expenditures). Profit margins in the sector continue to confound the skeptics.

It is not surprising that the Fund underperformed a bit for the year, given the nature of the market and our style. For most of the year, the stocks of fast-growing companies led the way, something that happens surprisingly infrequently. We tend to avoid such stocks, as their risk of disappointment is usually not worth an investment, based on the empirical evidence and our own judgment. We tend to focus on the more stable or overlooked areas of the sector. There are exceptions though, such as Amazon and Alphabet (formerly Google), which are good businesses that happen to be fast-growing as well.

After being one of the worst performers the prior year, Amazon climbed over 100% for the fiscal year just concluded. Sales growth accelerated for both its core business and its web services segment, and margins improved. Network infrastructure company Juniper returned over 50%, on a dramatic jump in free cash flow and chatter that the company may sell itself. Shares of graphics chip maker NVIDIA also rose sharply, as its markets are growing faster than other semiconductor markets and its profitability has been rising steadily.

Disappointments included semiconductor company Marvell, who suffered from weakness in the hard disk drive (HDD) market, into which it sells many of its products. Softness in the HDD market also affected shares of Western Digital, one of the leaders in that industry. Qualcomm, which licenses its technology to cell phone manufacturers, declined due to legal problems in Asia.

We continue to manage the Fund with a focus on the long-term rather than short-term factors. When most people think of tech stocks they think of exciting stories and not wanting to miss out on what is hot. We believe our shareholders are best served by our adherence to a discipline of investing in quality businesses with staying power that are trading at reasonable valuations.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Because the assets of the Fund may be concentrated in an industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

10	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	ROGSX
Share Price	$17.17
Total Net Assets	$131.0 M
Portfolio Turnover	4.31%

Sector Allocation^
Information Technology	90.9%
Industrials	5.6%
Consumer Discretionary	2.9%
Cash & Other Assets	0.6%

Top 10 Holdings^
1.	Alphabet, Inc.	6.1%
2.	Cisco Systems, Inc.	5.0%
3.	Oracle Corp.	4.6%
4.	Microsoft Corp.	4.4%
5.	Intel Corp.	4.0%
6.	Accenture PLC - Class A	3.9%
7.	NVIDIA Corp.	3.9%
8.	Apple, Inc.	3.6%
9.	Huntington Ingalls Industries, Inc.	3.5%
10.	Xilinx, Inc.	3.5%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Red Oak Technology Select Fund	6.91%	21.28%	15.03%	10.30%
S&P 500 Equal Weight Information Technology Index[1,2]	8.74%	23.73%	14.50%	9.17%
NASDAQ 100 Index[3]	13.14%	22.25%	18.38%	12.40%
Lipper Science & Technology Funds Average[4]	8.15%	18.99%	12.22%	8.80%

Gross/Net Expense Ratio (per the current prospectus): 1.15%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]
Effective February 28, 2015, the Fund changed its benchmark from the NASDAQ 100 Index to the S&P 500 Equal Weight Information Technology Index. The S&P 500 Equal Weight Information Technology Index was selected as a better reflection of the Fund’s strategy of investing primarily in technology stocks. [2] Standard & Poor’s is the source and owner of the S&P Index data. [3] NASDAQ is the source and owner of the NASDAQ Index data. [4] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	11

Black Oak Emerging Technology Fund

Robert D. Stimpson, CFA
Portfolio Manager

Black Oak Emerging Technology Fund (“the Fund”) rose 0.24% during the fiscal year ended October 31, 2015.  Over the same period, the Lipper Science & Technology Peer Group gained 8.15%.  The S&P 500 Equal Weight Information Technology Index, a benchmark that avoids the affects of market capitalization on performance, rose 8.74%.  Over the last ten years, the Fund has achieved an average annualized return of 7.59%.

US equities performed admirably in 2015, despite periodic concerns over global growth, pending interest rate increases and geopolitical issues.  Economic data continues to paint a mixed picture of faltering global growth, but domestically, low inflation and the improving employment data have supported stock prices.  The Federal Reserve has indicated its intentions to raise interest rates in the near future.  The timing and degree of the interest rate normalization has rattled stocks occasionally, but ultimately, higher rates will coincide with a sustained recovery in the domestic economy.  This tightening cycle reflects the Fed’s desire to rearm its toolkit in case it wishes to provide support to the economy in the future, rather that thwart inflationary pressures which remain absent.

Global macro issues affected volatility throughout the year.  The future of Greece’s membership in the EU, its need for yet another bailout and the fallout from a possible exit affected global markets.  A sharp decline in Chinese equities in the summer of 2015 also weighed on US markets and, more importantly, on sentiment towards higher-risk asset classes such as emerging technology stocks held by the Fund.  China’s stock market had risen rapidly over a very short period of time, in contrast to its faltering economy, and was showing signs of irrational speculation.  As its decline accelerated, a correction occurred in US stocks that was sharp, but also quick.  Fortunately, US equities reclaimed much of their losses within a month.  A recovery in investor sentiment is still developing.

The domestic US economy continues to improve, although at an underwhelming rate.  Inflation appears a distant risk due to a sharp drop in oil prices and weakness in capital-intensive markets in Asia.  The US unemployment rate has dropped to around 5%, and signs of additional improvements in wages, openings, and hours work have encouraged the Fed to reexamine the low level of interest rates. While not spectacular, the modest expansion helps low inflation persist and allows companies to exploit economic growth while margins remain high.

The Fund’s top performing stock for the year was Cirrus Logic, which rose 59%.  The semiconductor company supplies chips to Apple and others for use in mobile communications equipment.  Security networking company Palo Alto Networks was the Fund’s second best performing holding, rising 52% in the fiscal year.  Information security remains a high priority for Fortune 500 companies and spending allocated to the sector has risen steadily.

The Fund’s worst performing stock was Stratasys, a 3-dimensional printing manufacturer, despite being a small position in the Fund.  The company was sold during the year to capture the tax loss.

Going forward, the Black Oak Fund will continue to seek niche technology companies with solid earnings prospects that are trading at favorable valuations.  Within the technology sector, excess cash flow has traditionally been aggressively reinvested in the business.  Yet with a renewed interest in shareholder-friendly capital allocation practices, firms which demonstrate a commitment to shareholder value - and have the strong cash flow to support it - may attract the first wave of investors looking for high growth stocks.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. Funds that emphasize investments in smaller or mid-sized companies may experience greater price volatility.

12	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	BOGSX
Share Price	$4.26
Total Net Assets	$32.3 M
Portfolio Turnover	16.80%

Sector Allocation^
Information Technology	91.2%
Health Care	2.6%
Cash & Other Assets	6.2%

Top 10 Holdings^
1.	Apple, Inc.	6.7%
2.	Salesforce.com, Inc.	6.0%
3.	AVG Technologies NV	4.4%
4.	Alliance Data Systems Corp.	4.2%
5.	Computer Sciences Corp.	4.1%
6.	Silicon Motion Technology Corp. - ADR	4.0%
7.	CA, Inc.	3.9%
8.	SanDisk Corp.	3.8%
9.	SolarWinds, Inc.	3.7%
10.	Fortinet, Inc.	3.7%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Black Oak Emerging Technology Fund	0.24%	16.85%	7.70%	7.59%
S&P 500 Equal Weight Information Technology Index[1,2]	8.74%	23.73%	14.50%	9.17%
NASDAQ 100 Index[3]	13.14%	22.25%	18.38%	12.40%
Lipper Science & Technology Funds Average[4]	8.15%	18.99%	12.22%	8.80%

Gross/Net Expense Ratio (per the current prospectus): 1.31%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]
Effective February 28, 2015, the Fund changed its benchmark from the NASDAQ 100 Index to the S&P 500 Equal Weight Information Technology Index. The S&P 500 Equal Weight Information Technology Index was selected as a better reflection of the Fund’s strategy of investing primarily in technology stocks. [2] Standard & Poor’s is the source and owner of the S&P Index data. [3] NASDAQ is the source and owner of the NASDAQ Index data. [4] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	13

Live Oak Health Sciences Fund

Mark W. Oelschlager, CFA
Co-Chief Investment Officer
 & Portfolio Manager

Live Oak Health Sciences Fund returned 8.02% for the year ended October 31, 2015, while the comparative index, the S&P 500 Health Care Index, gained 7.58%, and the Lipper Health and Biotechnology Fund Average returned 8.24%.  This was the seventh consecutive fiscal year that the Fund posted a positive return, with a cumulative return over that period of more than 215%.

The lack of dispersion in returns between the Fund, the Index, and the Lipper Average belies how eventful the last year was.  For much of the year, the healthcare sector was one of the market leaders, as it has been for the last several years.  This abruptly changed in August when the stock market corrected, and healthcare, normally a shelter in the storm, was hit hardest.  Biotechs and specialty pharma, the market darlings for so long, were crushed.  The NASDAQ Biotechnology Index declined 27% in less than three months.  Our general lack of exposure there helped us pick up over 7 percentage points on other healthcare funds in the third quarter alone.  We plead guilty to having under-participated in the massive biotech rally over the past several years, but it would have been even worse had we decided to chase the stocks in what had become a crowded trade.  Investors tend to gravitate to the asset class or sector that has done well, and the longer and better it does well the more extreme the migration.  Net flows (money invested minus money withdrawn) into biotech funds, which were already huge in 2014, reached $6.2 billion in the first half of 2015, which was greater than the total for any previous full year.  Even more incredibly, net flows into healthcare and biotech funds in the first half of 2015 exceeded the total dollars held in such funds in 2010.  Given this, and other concerning issues, we had positioned the Fund for a lower-return environment in the healthcare sector, which paid off in the correction.

Drug pricing has been in the headlines lately, as various specialty pharma companies have pushed to extremes the game of acquiring a company and then raising the prices of its products.  This feels unsustainable to us, and we have largely avoided the area.  Now Congress is getting involved, and many of the stocks are off more than 50%.

Top performers in the portfolio included two merger targets, specifically institutional pharmacy company Omnicare, which was acquired, and managed care giant Cigna, which agreed to sell out to Anthem and is awaiting approval from regulators.  Veterinary hospital operator VCA, whose sales and earnings growth accelerated, was also strong.

Pharmaceutical distributor McKesson declined on fears of a potential contract loss due to drugstore consolidation.  We had actually trimmed our stake significantly in late 2014 and started rebuilding it after the selloff.  The European pharma stocks also lagged, in part due to the declining euro.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. Because the assets of the Fund may be concentrated in an industry or group of industries, the Fund is subject to the risk that economic, political, or other conditions that have negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries.

14	1-888-462-5386 | www.oakfunds.com

Manager Discussion & Analysis

All data below as of October 31, 2015 (Unaudited)

Fund Data
Ticker	LOGSX
Share Price	$21.65
Total Net Assets	$53.2 M
Portfolio Turnover	27.74%

Sector Allocation^
Health Care	95.0%
Information Technology	1.5%
Cash & Other Assets	3.5%

Top 10 Holdings^
1.	Amgen, Inc.	7.0%
2.	Cardinal Health, Inc.	6.0%
3.	Medtronic PLC	5.9%
4.	CR Bard, Inc.	5.5%
5.	Becton Dickinson and Co.	4.2%
6.	Teva Pharmaceutical Industries, Ltd. - Sponsored ADR	4.2%
7.	Owens & Minor, Inc.	4.2%
8.	Anthem, Inc.	4.1%
9.	Waters Corp.	4.0%
10.	Sanofi - ADR	4.0%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Live Oak Health Sciences Fund	8.02%	21.93%	17.73%	9.92%
S&P 500® Healthcare Index[1]	7.58%	23.35%	20.32%	11.02%
Lipper Health & Biotechnology Funds Average[2]	8.24%	26.47%	22.18%	12.69%

Gross/Net Expense Ratio (per the current prospectus): 1.12%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 16 and 17 for additional disclosure.

Annual Report | October 31, 2015	15

Important Disclosures

As of October 31, 2015 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The HFRI Monthly Indices are equally-weighted performance indices, utilized by numerous hedge fund managers as a benchmark for their own hedge funds.  The HFRI are broken down into four main strategies, each with multiple substrategies.

Lipper, a Thomson Reuters Company, is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Lipper Health/Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in health care, medicine, and biotechnology.

Lipper Large-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds – Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Lipper Small-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

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Important Disclosures

As of October 31, 2015 (Unaudited)

NASDAQ 100 Index – The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell 2000 Growth Index – The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index – The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500 Equal Weight Information Technology Index – The S&P 500 Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500 Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index.

S&P 500 Health Care Index – The S&P 500 Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500 Index – The S&P 500 Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Annual Report | October 31, 2015	17

Disclosure of Fund Expenses

As of October 31, 2015 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these, are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return—the account values shown may not apply to your specific investment.

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Disclosure of Fund Expenses

As of October 31, 2015 (Unaudited)

	Beginning Account Value 05/01/2015	Ending Account Value 10/31/2015	Annualized Expense Ratio	Expenses Paid During the Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$1,062.40	1.04%	$5.41
Hypothetical 5% Return	$1,000.00	$1,019.96	1.04%	$5.30
Pin Oak Equity Fund
Actual Return	$1,000.00	$1,034.70	1.09%	$5.59
Hypothetical 5% Return	$1,000.00	$1,019.71	1.09%	$5.55
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$926.00	1.25%	$6.07
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$931.00	1.35%	$6.57
Hypothetical 5% Return	$1,000.00	$1,018.40	1.35%	$6.87
Red Oak Technology Select Fund
Actual Return	$1,000.00	$1,008.80	1.12%	$5.67
Hypothetical 5% Return	$1,000.00	$1,019.56	1.12%	$5.70
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$930.10	1.25%	$6.08
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$1,004.60	1.08%	$5.46
Hypothetical 5% Return	$1,000.00	$1,019.76	1.08%	$5.50

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | October 31, 2015	19

Schedules of Investments	White Oak Select Growth Fund

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (99.4%)
CONSUMER DISCRETIONARY (6.7%)
Internet & Catalog Retail (6.7%)
Amazon.com, Inc.(a)	27,775	$17,384,373

ENERGY (1.2%)
Energy Equipment & Services (1.2%)
Transocean, Ltd.	195,000	3,086,850

FINANCIALS (32.1%)
Capital Markets (5.5%)
The Charles Schwab Corp.	465,000	14,191,800

Commercial Banks (14.9%)
CIT Group, Inc.	190,400	8,187,200
TCF Financial Corp.	487,000	7,494,930
US Bancorp	320,000	13,497,600
Wells Fargo & Co.	170,000	9,203,800
		38,383,530
Diversified Financial Services (7.2%)
JPMorgan Chase & Co.	289,400	18,593,950

Insurance (4.5%)
ACE, Ltd.	101,200	11,490,248

HEALTH CARE (19.0%)
Biotechnology (6.6%)
Amgen, Inc.	108,000	17,083,440

Health Care Equipment & Supplies (4.4%)
CR Bard, Inc.	60,550	11,283,493

Health Care Providers & Services (3.3%)
Express Scripts Holding Co.(a)	99,000	8,551,620

Pharmaceuticals (4.7%)
Teva Pharmaceutical Industries, Ltd. - Sponsored ADR	202,000	11,956,380

INFORMATION TECHNOLOGY (40.4%)
Communications Equipment (9.0%)
Cisco Systems, Inc.	603,000	17,396,550
Qualcomm, Inc.	99,100	5,888,522
		23,285,072

20	1-888-462-5386 | www.oakfunds.com

White Oak Select Growth Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value
Internet Software & Services (11.6%)
Alphabet, Inc. - Class A(a)	15,850	$11,687,631
Alphabet, Inc. - Class C(a)	16,495	11,724,811
Salesforce.com, Inc.(a)	82,000	6,372,220
		29,784,662
IT Services (8.4%)
Cognizant Technology Solutions Corp. - Class A(a)	189,000	12,872,790
International Business Machines Corp.	61,900	8,670,952
		21,543,742
Semiconductors & Semiconductor Equipment (9.4%)
Broadcom Corp. - Class A	35,000	1,799,000
KLA-Tencor Corp.	179,800	12,068,176
Xilinx, Inc.	220,000	10,476,400
		24,343,576
Software (2.0%)
Symantec Corp.	250,000	5,150,000

TOTAL COMMON STOCKS
(Cost $221,601,775)		256,112,736

SHORT TERM INVESTMENTS (0.4%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $1,003,451 and a collateral value of $1,102,369.	1,080,752	$1,080,752

TOTAL SHORT TERM INVESTMENTS
(Cost $1,080,752)		1,080,752

TOTAL INVESTMENTS - (99.8%)
(Cost $222,682,527)		$257,193,488

Assets in Excess of Other Liabilities - (0.2%)		458,800

NET ASSETS - (100.0%)		$257,652,288

(a)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
Ltd. - Limited.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2015	21

Schedules of Investments	Pin Oak Equity Fund

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (95.2%)
CONSUMER DISCRETIONARY (9.8%)
Internet & Catalog Retail (3.0%)
Amazon.com, Inc.(a)	4,700	$2,941,730

Media (6.8%)
The Interpublic Group of Cos., Inc.	125,000	2,866,250
Twenty-First Century Fox, Inc. - Class A	32,000	982,080
Twenty-First Century Fox, Inc. - Class B	93,100	2,874,928
		6,723,258
CONSUMER STAPLES (4.7%)
Beverages (4.7%)
PepsiCo, Inc.	45,900	4,690,521

ENERGY (4.4%)
Energy Equipment & Services (2.3%)
Nabors Industries, Ltd.	189,100	1,898,564
Transocean, Ltd.	25,000	395,750
		2,294,314
Oil, Gas & Consumable Fuels (2.1%)
Royal Dutch Shell PLC - Sponsored ADR - Class A	39,567	2,075,685

FINANCIALS (38.8%)
Capital Markets (9.4%)
The Bank of New York Mellon Corp.	105,000	4,373,250
The Charles Schwab Corp.	162,251	4,951,901
		9,325,151
Commercial Banks (18.0%)
CIT Group, Inc.	65,500	2,816,500
First Bancorp	50,135	929,001
Great Southern Bancorp, Inc.	53,345	2,578,164
International Bancshares Corp.	99,500	2,681,525
SunTrust Banks, Inc.	63,500	2,636,520
Wells Fargo & Co.	114,400	6,193,616
		17,835,326
Consumer Finance (4.2%)
Capital One Financial Corp.	52,900	4,173,810

Insurance (7.2%)
Assurant, Inc.	13,500	1,100,655
Everest Re Group, Ltd.	14,100	2,509,377
The Travelers Cos., Inc.	31,000	3,499,590
		7,109,622

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Pin Oak Equity Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value
INDUSTRIALS (4.3%)
Aerospace & Defense (1.4%)
Raytheon Co.	12,000	$1,408,800

Machinery (2.9%)
Parker-Hannifin Corp.	26,800	2,805,960

INFORMATION TECHNOLOGY (33.0%)
Electronic Equipment & Instruments (2.5%)
Flextronics International, Ltd.(a)	220,000	2,505,800

Internet Software & Services (7.3%)
Alphabet, Inc. - Class A(a)	3,500	2,580,865
Alphabet, Inc. - Class C(a)	3,509	2,494,232
IAC/InterActive Corp.	32,256	2,161,475
		7,236,572
IT Services (12.3%)
Amdocs, Ltd.	88,472	5,270,277
Paychex, Inc.	75,549	3,896,817
The Western Union Co.	154,000	2,964,500
		12,131,594
Semiconductors & Semiconductor Equipment (5.1%)
KLA-Tencor Corp.	31,600	2,120,992
Xilinx, Inc.	61,500	2,928,630
		5,049,622
Software (5.8%)
Microsoft Corp.	109,400	5,758,816

MATERIALS (0.2%)
Metals & Mining (0.2%)
Teck Resources, Ltd. - Class B	38,814	227,838

TOTAL COMMON STOCKS
(Cost $78,997,969)		94,294,419

Annual Report | October 31, 2015	23

Schedules of Investments	Pin Oak Equity Fund

As of October 31, 2015

Security Description	Shares	Value
SHORT TERM INVESTMENTS (5.2%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and with maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $4,755,264 and with a collateral value of $5,224,026.	5,121,588	$5,121,588

TOTAL SHORT TERM INVESTMENTS
(Cost $5,121,588)		5,121,588

TOTAL INVESTMENTS - (100.4%)
(Cost $84,119,557)		$99,416,007

Liabilities in Excess of Other Assets - (-0.4%)		(440,147)

NET ASSETS - (100.0%)		$98,975,860

(a)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
Ltd. - Limited.
PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

24	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (99.1%)
CONSUMER DISCRETIONARY (13.3%)
Hotels, Restaurants & Leisure (3.1%)
Wyndham Worldwide Corp.	3,000	$244,050

Media (6.5%)
Discovery Communications, Inc. - Class A(a)	7,800	229,632
Liberty Media Corp. - Class A(a)	6,900	281,244
		510,876
Textiles, Apparel & Luxury Goods (3.7%)
Under Armour, Inc. - Class A(a)	3,000	285,240

CONSUMER STAPLES (2.7%)
Beverages (2.7%)
Molson Coors Brewing Co. - Class B	2,400	211,440

ENERGY (1.4%)
Energy Equipment & Services (1.4%)
Weatherford International PLC(a)	10,600	108,544

FINANCIALS (10.9%)
Commercial Banks (3.8%)
SunTrust Banks, Inc.	7,200	298,944

Consumer Finance (3.3%)
Synchrony Financial(a)	8,350	256,846

Insurance (3.8%)
The Hartford Financial Services Group, Inc.	6,400	296,064

HEALTH CARE (9.6%)
Life Sciences Tools & Services (5.0%)
Affymetrix, Inc.(a)	20,000	184,000
Illumina, Inc.(a)	1,400	200,592
		384,592
Pharmaceuticals (4.6%)
Jazz Pharmaceuticals PLC(a)	1,500	205,920
Mallinckrodt PLC(a)	2,350	154,324
		360,244
INDUSTRIALS (6.9%)
Aerospace & Defense (3.5%)
L-3 Communications Holdings, Inc.	2,150	271,760

Annual Report | October 31, 2015	25

Schedules of Investments	Rock Oak Core Growth Fund

As of October 31, 2015

Security Description	Shares	Value
Professional Services (3.4%)
Nielsen NV	5,650	$268,432

INFORMATION TECHNOLOGY (52.5%)
Communications Equipment (3.0%)
F5 Networks, Inc.(a)	2,150	236,930

Computers & Peripherals (5.3%)
NetApp, Inc.	6,400	217,600
Western Digital Corp.	3,000	200,460
		418,060
Internet Software & Services (5.0%)
Salesforce.com, Inc.(a)	5,000	388,550

IT Services (11.5%)
Cognizant Technology Solutions Corp. - Class A(a)	2,800	190,708
Computer Sciences Corp.	5,650	376,233
Vantiv, Inc. - Class A(a)	6,550	328,483
		895,424
Semiconductors & Semiconductor Equipment (10.4%)
Broadcom Corp. - Class A	5,400	277,560
Linear Technology Corp.	5,500	244,310
Xilinx, Inc.	6,150	292,863
		814,733
Software (15.2%)
Autodesk, Inc.(a)	4,200	231,798
CA, Inc.	9,950	275,714
Check Point Software Technologies, Ltd.(a)	3,000	254,820
Symantec Corp.	9,700	199,820
Workday, Inc. - Class A(a)	2,800	221,116
		1,183,268
Technology Hardware, Storage & Peripherals (2.1%)
Seagate Technology PLC	4,300	163,658

MATERIALS (1.8%)
Chemicals (1.8%)
CF Industries Holdings, Inc.	2,750	139,618

TOTAL COMMON STOCKS
(Cost $5,910,208)		7,737,273

26	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value
SHORT TERM INVESTMENTS (1.1%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and with maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $79,916 and a collateral value of $87,794.	86,073	$86,073

TOTAL SHORT TERM INVESTMENTS
(Cost $86,073)		86,073

TOTAL INVESTMENTS - (100.2%)
(Cost $5,996,281)		$7,823,346

Liabilities in Excess of Other Assets - (-0.2%)		(16,010)

NET ASSETS - (100.0%)		$7,807,336

(a)	Non-income producing security.

Common Abbreviations:
Ltd - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)
PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2015	27

Schedules of Investments	River Oak Discovery Fund

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (93.3%)
CONSUMER DISCRETIONARY (8.7%)
Household Durables (2.2%)
Skullcandy, Inc.(a)	50,300	$281,680

Specialty Retail (6.5%)
Abercrombie & Fitch Co. - Class A	20,450	433,335
Guess? Inc.	17,950	377,848
		811,183
FINANCIALS (30.7%)
Capital Markets (9.8%)
Calamos Asset Management, Inc. - Class A	30,700	288,273
Cowen Group, Inc. - Class A(a)	86,900	365,849
FBR & Co.	6,400	126,592
Janus Capital Group, Inc.	29,400	456,582
		1,237,296
Commercial Banks (9.4%)
PrivateBancorp, Inc.	12,300	514,509
Union First Market Bankshares Corp.	14,050	351,953
Zions Bancorporation	10,800	310,716
		1,177,178
Insurance (11.5%)
Assurant, Inc.	7,350	599,245
CNO Financial Group, Inc.	14,000	268,940
Symetra Financial Corp.	18,250	579,073
		1,447,258
HEALTH CARE (15.1%)
Biotechnology (4.2%)
United Therapeutics Corp.(a)	3,650	535,200

Health Care Providers & Services (8.2%)
Amsurg Corp.(a)	9,950	697,395
Magellan Health, Inc.(a)	6,350	339,090
		1,036,485
Heath Care Technology (2.7%)
Quality Systems, Inc.	23,800	334,390

INDUSTRIALS (5.5%)
Construction & Engineering (2.2%)
Argan, Inc.	7,650	282,667

Machinery (2.1%)
Proto Labs, Inc.(a)	4,000	259,360

28	1-888-462-5386 | www.oakfunds.com

River Oak Discovery Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value
Trading Companies & Distribution (1.2%)
CAI International, Inc.(a)	12,450	$144,669

INFORMATION TECHNOLOGY (33.3%)
Communications Equipment (1.8%)
Ruckus Wireless, Inc.(a)	20,000	225,600

Electronic Equipment & Instruments (8.2%)
Dolby Laboratories, Inc. - Class A	7,200	249,624
Fabrinet(a)	20,850	451,820
Hollysys Automation Technologies, Ltd.	15,500	331,545
		1,032,989
Internet Software & Services (2.0%)
MercadoLibre, Inc.	2,500	245,925

Semiconductors & Semiconductor Equipment (10.7%)
Advanced Energy Industries, Inc.(a)	14,450	408,646
Ambarella, Inc.(a)	2,700	133,488
Cirrus Logic, Inc.(a)	15,900	490,197
Kulicke & Soffa Industries, Inc.(a)	29,700	314,820
		1,347,151
Software (10.6%)
AVG Technologies NV(a)	7,000	165,900
Fortinet, Inc.(a)	14,950	513,682
VASCO Data Security International, Inc.(a)	21,035	399,875
Verint Systems, Inc.(a)	5,450	259,311
		1,338,768
TOTAL COMMON STOCKS
(Cost $9,260,257)		11,737,799

Annual Report | October 31, 2015	29

Schedules of Investments	River Oak Discovery Fund

As of October 31, 2015

Security Description	Shares	Value
SHORT TERM INVESTMENTS (8.5%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and with maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $993,341 and a collateral value of $1,091,262.	1,069,864	$1,069,864

TOTAL SHORT TERM INVESTMENTS
(Cost $1,069,864)		1,069,864

TOTAL INVESTMENTS - (101.8%)
(Cost $10,330,121)		$12,807,663

Liabilities in Excess of Other Assets - (-1.8%)		(225,766)

NET ASSETS - (100.0%)		$12,581,897

(a)	Non-income producing security.

Common Abbreviations:
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)

The accompanying notes are an integral part of the financial statements.

30	1-888-462-5386 | www.oakfunds.com

Red Oak Technology Select Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (99.4%)
CONSUMER DISCRETIONARY (2.9%)
Internet & Catalog Retail (2.9%)
Amazon.com, Inc.(a)	6,050	$3,786,695

INDUSTRIALS (5.6%)
Aerospace & Defense (5.6%)
Huntington Ingalls Industries, Inc.	38,466	4,613,612
Northrop Grumman Corp.	14,600	2,741,150
		7,354,762
INFORMATION TECHNOLOGY (90.9%)
Communications Equipment (10.6%)
Cisco Systems, Inc.	228,000	6,577,800
Juniper Networks, Inc.	136,000	4,269,040
Qualcomm, Inc.	50,500	3,000,710
		13,847,550
Computers & Peripherals (12.4%)
Apple, Inc.	39,420	4,710,690
EMC Corp.	59,700	1,565,334
Hewlett-Packard Co.	127,500	3,437,400
Lexmark International, Inc. - Class A	15,000	487,350
NetApp, Inc.	89,500	3,043,000
Western Digital Corp.	44,000	2,940,080
		16,183,854
Electronic Equipment & Instruments (8.2%)
Arrow Electronics, Inc.(a)	38,500	2,117,115
Corning, Inc.	170,000	3,162,000
Flextronics International, Ltd.(a)	39,000	444,210
Ingram Micro, Inc. - Class A	135,600	4,038,168
Keysight Technologies, Inc.(a)	31,000	1,025,480
		10,786,973
Internet Software & Services (8.6%)
Alphabet, Inc. - Class A(a)	5,100	3,760,689
Alphabet, Inc. - Class C(a)	6,016	4,276,233
IAC/InterActive Corp.	48,600	3,256,686
		11,293,608
IT Services (11.6%)
Accenture PLC - Class A	47,800	5,124,160
Computer Sciences Corp.	56,000	3,729,040
CSG Systems International, Inc.	15,519	520,197
International Business Machines Corp.	25,900	3,628,072
Total System Services, Inc.	42,000	2,202,900
		15,204,369
Semiconductors & Semiconductor Equipment (16.5%)
Intel Corp.	154,300	5,224,598

Annual Report | October 31, 2015	31

Schedules of Investments	Red Oak Technology Select Fund

As of October 31, 2015

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
KLA-Tencor Corp.	67,600	$4,537,312
Marvell Technology Group, Ltd.	258,400	2,121,464
NVIDIA Corp.	180,000	5,106,600
Xilinx, Inc.	96,400	4,590,568
		21,580,542
Software (23.0%)
CA, Inc.	102,000	2,826,420
Check Point Software Technologies, Ltd.(a)	54,000	4,586,760
Microsoft Corp.	109,700	5,774,608
Oracle Corp.	156,100	6,062,924
Red Hat, Inc.(a)	52,000	4,113,720
Symantec Corp.	134,000	2,760,400
Synopsys, Inc.(a)	80,600	4,028,388
		30,153,220
TOTAL COMMON STOCKS
(Cost $96,819,159)		130,191,573

SHORT TERM INVESTMENTS (0.7%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and with maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $833,292 and collateral value of $915,436.	897,485	$897,485

TOTAL SHORT TERM INVESTMENTS
(Cost $897,485)		897,485

TOTAL INVESTMENTS - (100.1%)
(Cost $97,716,644)		$131,089,058

Liabilities in Excess of Other Assets - (-0.1%)		(87,734)

NET ASSETS - (100.0%)		$131,001,324

(a)	Non-income producing security.

Common Abbreviations:
Ltd. - Limited.
PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

32	1-888-462-5386 | www.oakfunds.com

Black Oak Emerging Technology Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (93.8%)
HEALTH CARE (2.6%)
Life Sciences Tools & Services (2.6%)
Illumina, Inc.(a)	5,800	$831,024

INFORMATION TECHNOLOGY (91.2%)
Communications Equipment (12.8%)
Arista Networks, Inc.(a)	16,150	1,041,837
F5 Networks, Inc.(a)	7,150	787,930
Palo Alto Networks, Inc.(a)	5,900	949,900
Qualcomm, Inc.	11,400	677,388
Ruckus Wireless, Inc.(a)	61,100	689,208
		4,146,263
Computers & Peripherals (13.1%)
Apple, Inc.	18,200	2,174,900
EMC Corp.	43,100	1,130,082
Western Digital Corp.	14,150	945,503
		4,250,485
Electronic Equipment & Instruments (4.2%)
Arrow Electronics, Inc.(a)	18,000	989,820
Newport Corp.(a)	24,142	364,786
		1,354,606
Internet Software & Services (8.1%)
MercadoLibre, Inc.	6,900	678,753
Salesforce.com, Inc.(a)	24,800	1,927,208
		2,605,961
IT Services (10.3%)
Alliance Data Systems Corp.(a)	4,550	1,352,760
Cognizant Technology Solutions Corp. - Class A(a)	9,600	653,856
Computer Sciences Corp.	19,950	1,328,471
		3,335,087
Semiconductors & Semiconductor Equipment (14.7%)
Ambarella, Inc.(a)	6,900	341,136
Cirrus Logic, Inc.(a)	38,200	1,177,706
Lam Research Corp.	9,800	750,582
NXP Semiconductors NV(a)	14,850	1,163,497
Silicon Motion Technology Corp. - ADR	41,000	1,303,390
		4,736,311
Software (22.2%)
AVG Technologies NV(a)	59,350	1,406,595
CA, Inc.	45,100	1,249,721
Citrix Systems, Inc.(a)	9,800	804,580
Fortinet, Inc.(a)	34,760	1,194,354
Qualys, Inc.(a)	23,700	837,084
SolarWinds, Inc.(a)	20,850	1,209,925

Annual Report | October 31, 2015	33

Schedules of Investments	Black Oak Emerging Technology Fund

As of October 31, 2015

Security Description	Shares	Value
Software (continued)
VASCO Data Security International, Inc.(a)	25,000	$475,250
		7,177,509
Technology Hardware, Storage & Peripherals (3.8%)
SanDisk Corp.	15,900	1,224,300

Telecommunications (2.0%)
Infoblox, Inc.(a)	39,750	648,323

TOTAL COMMON STOCKS
(Cost $21,906,818)		30,309,869

SHORT TERM INVESTMENTS (7.8%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and with maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $2,339,182 and a collateral value of $2,569,773.	2,519,382	$2,519,382

TOTAL SHORT TERM INVESTMENTS
(Cost $2,519,382)		2,519,382

TOTAL INVESTMENTS - (101.6%)
(Cost $24,426,200)		$32,829,251

Liabilities in Excess of Other Assets - (-1.6%)		(531,171)

NET ASSETS - (100.0%)		$32,298,080

(a)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation. (Netherlands)

The accompanying notes are an integral part of the financial statements.

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Live Oak Health Sciences Fund	Schedules of Investments

As of October 31, 2015

Security Description	Shares	Value

COMMON STOCKS (96.5%)
HEALTH CARE (95.0%)
Biotechnology (7.0%)
Amgen, Inc.	23,600	$3,733,048
Catalyst Biosciences, Inc.	3,411	13,167
		3,746,215
Health Care Equipment & Supplies (19.6%)
Becton Dickinson and Co.	15,800	2,251,816
CR Bard, Inc.	15,800	2,944,330
Medtronic PLC	42,096	3,111,736
Stryker Corp.	21,900	2,094,078
		10,401,960
Health Care Providers & Services (33.6%)
Anthem, Inc.	15,700	2,184,655
Cardinal Health, Inc.	38,800	3,189,360
Cigna Corp.	11,700	1,568,268
DaVita HealthCare Partners, Inc.(a)	14,600	1,131,646
Express Scripts Holding Co.(a)	16,000	1,382,080
McKesson Corp.	10,550	1,886,340
Owens & Minor, Inc.	61,880	2,218,398
Quest Diagnostics, Inc.	14,100	958,095
UnitedHealth Group, Inc.	12,700	1,495,806
VCA, Inc.(a)	33,300	1,823,841
		17,838,489
Life Sciences Tools & Services (8.2%)
Bio-Techne Corp.	8,900	784,980
Charles River Laboratories International, Inc.(a)	22,200	1,448,328
Waters Corp.(a)	16,700	2,134,260
		4,367,568
Pharmaceuticals (26.6%)
AstraZeneca PLC - Sponsored ADR	40,900	1,304,301
Eli Lilly & Co.	18,000	1,468,260
GlaxoSmithKline PLC - Sponsored ADR	46,900	2,019,514
Johnson & Johnson	14,700	1,485,141
Merck & Co., Inc.	37,500	2,049,750
Novartis AG - Sponsored ADR	16,300	1,474,009
Sanofi - ADR	42,392	2,134,013
Teva Pharmaceutical Industries, Ltd. - Sponsored ADR	37,700	2,231,463
		14,166,451
INFORMATION TECHNOLOGY (1.5%)
Electronic Equipment & Instruments (1.5%)
Keysight Technologies, Inc.(a)	24,500	810,460

TOTAL COMMON STOCKS
(Cost $33,887,724)		51,331,143

Annual Report | October 31, 2015	35

Schedules of Investments	Live Oak Health Sciences Fund

As of October 31, 2015

Security Description	Shares	Value
SHORT TERM INVESTMENTS (1.1%)
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 0.04%, dated 10/30/15 and maturing 11/02/15, collateralized by U.S. Treasury Securities with rates ranging from 0.000% to 3.625% and with maturity dates ranging from 03/31/16 to 12/31/21 with a par value of $530,252 and with a collateral value of 582,523.	571,100	$571,100

TOTAL SHORT TERM INVESTMENTS
(Cost $571,100)		571,100

TOTAL INVESTMENTS - (97.6%)
(Cost $34,458,824)		$51,902,243

Assets in Excess of Other Liabilities - (2.4%)		1,269,987

NET ASSETS - (100.0%)		$53,172,230

(a)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd. - Limited.
PLC - Public Limited Company.

The accompanying notes are an integral part of the financial statements.

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Oak Associates Funds

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Statements of Assets and Liabilities

As of October 31, 2015

	White Oak Select Growth Fund	Pin Oak Equity Fund

Investments at cost	$222,682,527	$84,119,557
ASSETS:
Investments at fair value	$257,193,488	$99,416,007
Receivable for capital shares sold	153,397	86,457
Receivable for investment securities sold	447,555	–
Dividends and interest receivable	142,350	57,632
Prepaid expenses	33,219	15,391
Total Assets	257,970,009	99,575,487
LIABILITIES:
Payable for fund shares redeemed	26,897	21,438
Investment advisory fees payable	156,595	57,486
Administration fees payable	16,552	6,707
Trustees’ fees payable	23,264	8,333
Payable for investment securities purchased	–	463,126
Principal financial officer fees payable	363	130
Printing fees payable	14,350	5,145
Transfer agent fees payable	46,704	16,132
Legal and audit fees payable	25,717	17,876
Other accrued expenses	7,279	3,254
Total Liabilities	317,721	599,627
Total Net Assets	$257,652,288	$98,975,860
NET ASSETS:

Paid-in capital (unlimited authorization - no par value)	$246,081,166	$80,220,141

Accumulated undistributed net investment income (loss)	1,377,232	546,931
Accumulated net realized gain (loss) on investments	(24,317,071)	2,912,338
Net unrealized appreciation on investments	34,510,961	15,296,450
Total Net Assets	$257,652,288	$98,975,860
PORTFOLIO SHARES:
Net Assets	$257,652,288	$98,975,860
Total shares outstanding at end of period	3,950,969	1,886,962
Net assets value, offering and redemption price per share (net assets ÷ shares outstanding)	$65.21	$52.45

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$5,996,281	$10,330,121	$97,716,644	$24,426,200	$34,458,824

$7,823,346	$12,807,663	$131,089,058	$32,829,251	$51,902,243
–	–	6,247	150	34,584
–	–	1,002,204	–	2,355,368
1,836	7,501	52,582	6	4,345
3,990	8,832	16,464	6,198	14,389
7,829,172	12,823,996	132,166,555	32,835,605	54,310,929

–	–	13,895	–	102,166
3,081	8,955	79,633	20,257	33,117
1,391	1,813	9,036	2,850	4,327
742	1,245	11,595	3,032	5,138
–	212,714	987,309	481,908	966,544
12	20	181	47	80
348	556	8,341	1,790	2,718
1,878	1,923	31,421	11,320	6,493
13,890	14,154	19,589	15,092	16,198
494	719	4,231	1,229	1,918
21,836	242,099	1,165,231	537,525	1,138,699
$7,807,336	$12,581,897	$131,001,324	$32,298,080	$53,172,230

$5,809,333	$10,150,981	$93,025,414	$23,147,265	$28,545,297

(4,286)	(38,684)	650,260	(196,430)	275,060
175,224	(7,942)	3,953,236	944,194	6,908,454
1,827,065	2,477,542	33,372,414	8,403,051	17,443,419
$7,807,336	$12,581,897	$131,001,324	$32,298,080	$53,172,230

$7,807,336	$12,581,897	$131,001,324	$32,298,080	$53,172,230
617,810	914,098	7,627,752	7,586,770	2,456,497

$12.64	$13.76	$17.17	$4.26	$21.65

Annual Report | October 31, 2015	39

Statements of Operations

For the Year Ended October 31, 2015

	White Oak Select Growth Fund	Pin Oak Equity Fund
INVESTMENT INCOME:
Dividends	$6,586,533	$2,029,791
Less: Foreign withholding tax	(40,185)	(17,921)
Total Investment Income	6,546,348	2,011,870
EXPENSES:
Investment advisory fees	1,873,297	681,581
Administration fees	198,205	73,671
Trustees’ fees	92,557	33,373
Legal and audit fees	85,374	41,032
Transfer agent fees	155,640	65,114
Sub transfer agent fees	145,126	42,162
Registration fees	21,224	24,574
Printing fees	43,666	16,498
Custodian fees	11,163	5,046
Principal financial officer fees	4,242	1,539
Insurance and other fees	61,334	24,298
Total Expenses	2,691,828	1,008,888
Less: Investment advisory fees waived	–	–
Net Expenses	2,691,828	1,008,888
Net Investment Income (Loss)	3,854,520	1,002,982
Net realized gain (loss) on securities sold	6,226,107	2,916,283
Net change in unrealized appreciation (depreciation) of investment securities	13,777,664	2,140,163

Net Realized and Unrealized Gain (Loss) on Investments	20,003,771	5,056,446
Net Increase (Decrease) in Net Assets Resulting From Operations	$23,858,291	$6,059,428

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$107,848	$149,328	$3,236,545	$224,169	$944,062
(637)	–	–	(26)	(25,062)
107,211	149,328	3,236,545	224,143	919,000

61,872	125,339	1,041,562	258,141	400,482
8,534	13,195	111,771	28,921	44,294
3,063	5,156	51,516	12,876	19,947
14,305	17,074	56,395	23,037	30,139
14,249	14,263	100,083	61,249	28,759
580	809	107,341	14,260	14,222
18,349	18,141	20,823	18,609	20,564
1,899	2,335	27,923	6,675	9,161
658	1,111	7,150	1,942	3,330
140	234	2,347	584	913
3,208	4,452	36,542	9,226	12,955
126,857	202,109	1,563,453	435,520	584,766
(22,343)	(14,101)	–	–	–
104,514	188,008	1,563,453	435,520	584,766
2,697	(38,680)	1,673,092	(211,377)	334,234
175,225	(7,942)	7,072,248	1,354,785	6,911,069

(509,020)	(70,683)	435,418	(969,145)	(3,297,151)

(333,795)	(78,625)	7,507,666	385,640	3,613,918

$(331,098)	$(117,305)	$9,180,758	$174,263	$3,948,152

Annual Report | October 31, 2015	41

Statements of Changes in Net Assets

	White Oak Select Growth Fund		Pin Oak Equity Fund
	For The Year Ended October 31 2015	For The Year Ended October 31 2014	For The Year Ended October 31 2015	For The Year Ended October 31 2014
INVESTMENT ACTIVITIES:
Net investment income (loss)	$3,854,520	$1,572,754	$1,002,982	$560,031
Net realized gain (loss) on securities sold	6,226,107	1,038,220	2,916,283	170,580
Net change in unrealized appreciation (depreciation) of investment securities	13,777,664	28,651,752	2,140,163	12,277,868
Net Increase (Decrease) in Net Assets Resulting from Operations	23,858,291	31,262,726	6,059,428	13,008,479
DISTRIBUTIONS TO SHAREHOLDERS:
Net income	(4,050,002)	(1,123,336)	(1,020,000)	(520,352)
Realized capital gains	–	–	(170,590)	–
Total Distributions	(4,050,002)	(1,123,336)	(1,190,590)	(520,352)
CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	8,533,677	4,099,476	18,248,411	14,648,596
Shares issued in lieu of cash distributions	3,800,921	1,050,297	1,097,355	487,929
Shares redeemed	(30,711,155)	(32,871,826)	(19,555,154)	(14,716,139)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,376,557)	(27,722,053)	(209,388)	420,386
Total Increase (Decrease) in Net Assets	1,431,732	2,417,337	4,659,450	12,908,513
NET ASSETS:
Beginning of period	256,220,556	253,803,219	94,316,410	81,407,897
End of period	$257,652,288	$256,220,556	$98,975,860	$94,316,410
Including accumulated undistributed net investment income (loss)	$1,377,232	$1,572,714	$546,931	$560,014
SHARES ISSUED AND REDEEMED:
Issued	138,165	71,302	361,192	310,104
Issued in lieu of cash distributions	64,499	18,924	22,809	10,952
Redeemed	(497,768)	(574,251)	(392,476)	(315,812)
Net Increase (Decrease) in Share Transactions	(295,104)	(484,025)	(8,475)	5,244

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund		River Oak Discovery Fund		Red Oak Technology Select Fund
For The Year Ended October 31 2015	For The Year Ended October 31 2014	For The Year Ended October 31 2015	For The Year Ended October 31 2014	For The Year Ended October 31 2015	For The Year Ended October 31 2014

$2,697	$27,365	$(38,680)	$(99,567)	$1,673,092	$531,842

175,225	591,101	(7,942)	3,061,954	7,072,248	1,454,897

(509,020)	564,217	(70,683)	(1,805,051)	435,418	18,362,300
(331,098)	1,182,683	(117,305)	1,157,336	9,180,758	20,349,039

(26,752)	(30,552)	–	–	(1,415,013)	(461,447)
(588,577)	(1,437,716)	(2,955,988)	(1,080,699)	–	–
(615,329)	(1,468,268)	(2,955,988)	(1,080,699)	(1,415,013)	(461,447)

136,959	321,174	349,028	455,729	18,931,396	50,459,120

595,902	1,387,471	2,897,201	1,057,216	1,320,574	439,119
(470,470)	(426,804)	(1,506,462)	(978,246)	(39,289,543)	(34,104,326)

262,391	1,281,841	1,739,767	534,699	(19,037,573)	16,793,913

(684,036)	996,256	(1,333,526)	611,336	(11,271,828)	36,681,505

8,491,372	7,495,116	13,915,423	13,304,087	142,273,152	105,591,647
$7,807,336	$8,491,372	$12,581,897	$13,915,423	$131,001,324	$142,273,152

$(4,286)	$19,769	$(38,684)	$–	$650,260	$392,181

10,383	22,589	23,634	25,790	1,131,253	3,297,940

45,454	106,729	207,536	62,696	81,017	30,715
(35,392)	(30,249)	(102,417)	(54,955)	(2,356,716)	(2,239,164)

20,445	99,069	128,753	33,531	(1,144,446)	1,089,491

Annual Report | October 31, 2015	43

Statements of Changes in Net Assets

	Black Oak Emerging Technology Fund		Live Oak Health Sciences Fund
	For The Year Ended October 31 2015	For The Year Ended October 31 2014	For The Year Ended October 31 2015	For The Year Ended October 31 2014
INVESTMENT ACTIVITIES:
Net investment income (loss)	$(211,377)	$(104,073)	$334,234	$297,008
Net realized gain on securities sold	1,354,785	2,491,551	6,911,069	4,756,038
Net change in unrealized appreciation (depreciation) of investment securities	(969,145)	3,030,459	(3,297,151)	4,682,803
Net Increase in Net Assets Resulting from Operations	174,263	5,417,937	3,948,152	9,735,849
DISTRIBUTIONS TO SHAREHOLDERS:
Net income	–	–	(292,377)	(296,848)
Realized capital gains	–	–	(4,756,063)	(1,556,100)
Total Distributions	–	–	(5,048,440)	(1,852,948)
CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	1,652,031	2,419,171	6,305,893	6,560,847
Shares issued in lieu of cash distributions	–	–	4,812,062	1,771,249
Shares redeemed	(3,667,021)	(3,551,156)	(7,093,921)	(8,483,535)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,014,990)	(1,131,985)	4,024,034	(151,439)
Total Increase (Decrease) in Net Assets	(1,840,727)	4,285,952	2,923,746	7,731,462
NET ASSETS:
Beginning of period	34,138,807	29,852,855	50,248,484	42,517,022
End of period	$32,298,080	$34,138,807	$53,172,230	$50,248,484
Including accumulated undistributed net investment income (loss)	$(196,430)	$(99,689)	$275,060	$233,203
SHARES ISSUED AND REDEEMED:
Issued	367,563	608,527	289,675	333,875
Issued in lieu of cash distributions	–	–	236,117	94,770
Redeemed	(817,061)	(899,915)	(327,298)	(428,961)
Net Increase (Decrease) in Share Transactions	(449,498)	(291,388)	198,494	(316)

The accompanying notes are an integral part of the financial statements.

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Oak Associates Funds

This Page Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
WHITE OAK SELECT GROWTH FUND
Net Asset Value Beginning of Period	$60.34
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.94
Realized and Unrealized Gain in Securities(a)	4.90
Total From Operations	5.84

Less Distributions:
Dividends from Net Investment Income	(0.97)
Distributions from Capital Gains	–
Total Dividends and Distributions	(0.97)
Net Asset Value End of Period	$65.21

Total Return(b)	9.84%
Net Assets End of Period (000)	$257,652

Ratio of Net Expenses to Average Net Assets	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.06%
Portfolio Turnover Rate	9%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$53.66	$42.50	$39.09	$37.56

0.35	0.24	0.11	(0.03)
6.57	11.06	3.30	1.56
6.92	11.30	3.41	1.53

(0.24)	(0.14)	–	–
–	–	–	–
(0.24)	(0.14)	–	–
$60.34	$53.66	$42.50	$39.09

12.94%	26.65%	8.72%	4.07%
$256,221	$253,803	$228,596	$241,557

1.10%	1.12%	1.16%	1.14%
0.61%	0.50%	0.28%	(0.08)%

1.10%	1.12%	1.16%	1.14%
1%	89%	86%	12%

Annual Report | October 31, 2015	47

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
PIN OAK EQUITY FUND
Net Asset Value Beginning of Period	$49.76
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.54
Realized and Unrealized Gain in Securities(a)	2.77
Total From Operations	3.31

Less Distributions:
Dividends from Net Investment Income	(0.53)
Distributions from Capital Gains	(0.09)
Total Dividends and Distributions	(0.62)
Net Asset Value End of Period	$52.45

Total Return(b)	6.76%
Net Assets End of Period (000)	$98,976

Ratio of Net Expenses to Average Net Assets	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.09%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.10%
Portfolio Turnover Rate	15%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$43.07	$32.86	$28.52	$26.76

0.30	0.26	0.21	(0.05)
6.67	10.18	4.13	1.90
6.97	10.44	4.34	1.85

(0.28)	(0.23)	–	(0.09)
–	–	–	–
(0.28)	(0.23)	–	(0.09)
$49.76	$43.07	$32.86	$28.52

16.25%	31.94%	15.22%	6.92%
$94,316	$81,408	$69,107	$64,214

1.13%	1.16%	1.21%	1.20%
0.64%	0.70%	0.68%	(0.16)%

1.13%	1.16%	1.21%	1.20%
5%	117%	98%	27%

Annual Report | October 31, 2015	49

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
ROCK OAK CORE GROWTH FUND
Net Asset Value Beginning of Period	$14.21
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.00 (b)
Realized and Unrealized Gain or (Losses) in Securities(a)	(0.54)
Total From Operations	(0.54)

Less Distributions:
Dividends from Net Investment Income	(0.04)
Distributions from Capital Gains	(0.99)
Total Dividends and Distributions	(1.03)
Net Asset Value End of Period	$12.64

Total Return(c)	(4.04)%
Net Assets End of Period (000)	$7,807

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.52%
Portfolio Turnover Rate	32%

(a)	Per share calculations were performed using average shares for the period.
(b)	Less than $0.005 per share
(c)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$15.04	$11.78	$11.64	$11.16

0.05	0.07	0.02	(0.04)
2.06	3.37	0.12	0.52
2.11	3.44	0.14	0.48

(0.06)	(0.05)	–	–
(2.88)	(0.13)	–	–
(2.94)	(0.18)	–	–
$14.21	$15.04	$11.78	$11.64

15.89%	29.51%	1.20%	4.30%
$8,491	$7,495	$6,512	$6,890

1.25%	1.25%	1.25%	1.25%
0.33%	0.53%	0.14%	(0.35)%

1.58%	1.65%	1.79%	1.65%
29%	65%	56%	40%

Annual Report | October 31, 2015	51

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
RIVER OAK DISCOVERY FUND
Net Asset Value Beginning of Period	$17.72
Income (Loss) From Operations
Net Investment Loss(a)	(0.04)
Realized and Unrealized Gain or (Losses) in Securities(a)	(0.13)
Total From Operations	(0.17)

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	(3.79)
Total Dividends and Distributions	(3.79)
Net Asset Value End of Period	$13.76

Total Return(b)	(1.27)%
Net Assets End of Period (000)	$12,582

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.28)%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.45%
Portfolio Turnover Rate	17%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$17.70	$13.46	$12.76	$12.84

(0.13)	(0.08)	(0.07)	(0.08)
1.59	4.32	0.77	0.18
1.46	4.24	0.70	0.10

–	–	–	–
(1.44)	–	–	(0.18)
(1.44)	–	–	(0.18)
$17.72	$17.70	$13.46	$12.76

8.69%	31.50%	5.49%	0.74%
$13,915	$13,304	$10,766	$10,315

1.35%	1.35%	1.35%	1.35%
(0.71)%	(0.52)%	(0.54)%	(0.61)%

1.48%	1.52%	1.62%	1.52%
96%	63%	72%	92%

Annual Report | October 31, 2015	53

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
RED OAK TECHNOLOGY SELECT FUND
Net Asset Value Beginning of Period	$16.22
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.20
Realized and Unrealized Gain in Securities(a)	0.91
Total From Operations	1.11

Less Distributions:
Dividends from Net Investment Income	(0.16)
Distributions from Capital Gains	–
Total Dividends and Distributions	(0.16)
Net Asset Value End of Period	$17.17

Total Return(b)	6.91%
Net Assets End of Period (000)	$131,001

Ratio of Net Expenses to Average Net Assets	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.11%
Portfolio Turnover Rate	4%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$13.74	$9.79	$9.60	$8.67

0.06	0.06	0.02	(0.04)
2.48	3.92	0.17	0.97
2.54	3.98	0.19	0.93

(0.06)	(0.03)	–	–
–	–	–	–
(0.06)	(0.03)	–	–
$16.22	$13.74	$9.79	$9.60

18.54%	40.76%	1.98%	10.73%
$142,273	$105,592	$64,882	$72,111

1.15%	1.23%	1.30%	1.32%
0.41%	0.50%	0.16%	(0.43)%

1.15%	1.23%	1.30%	1.32%
7%	15%	83%	24%

Annual Report | October 31, 2015	55

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
BLACK OAK EMERGING TECHNOLOGY FUND
Net Asset Value Beginning of Period	$4.25
Income (Loss) From Operations
Net Investment Loss(a)	(0.03)
Realized and Unrealized Gain or (Losses) in Securities(a)	0.04
Total From Operations	0.01

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$4.26

Total Return(b)	0.24%
Net Assets End of Period (000)	$32,298

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.61)%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.25%
Portfolio Turnover Rate	17%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$3.58	$2.67	$2.78	$2.94

(0.01)	(0.01)	(0.03)	(0.04)
0.68	0.92	(0.08)	(0.12)
0.67	0.91	(0.11)	(0.16)

–	–	–	–
–	–	–	–
–	–	–	–
$4.25	$3.58	$2.67	$2.78

18.72%	34.08%	(3.96)%	(5.44)%
$34,139	$29,853	$25,050	$28,993

1.31%	1.35%	1.35%	1.35%
(0.32)%	(0.19)%	(1.07)%	(1.16)%

1.31%	1.39%	1.44%	1.35%
41%	58%	33%	54%

Annual Report | October 31, 2015	57

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2015
LIVE OAK HEALTH SCIENCES FUND
Net Asset Value Beginning of Period	$22.25
Income (Loss) From Operations
Net Investment Income(a)	0.14
Realized and Unrealized Gain in Securities(a)	1.51
Total From Operations	1.65

Less Distributions:
Dividends from Net Investment Income	(0.13)
Distributions from Capital Gains	(2.12)
Total Dividends and Distributions	(2.25)
Net Asset Value End of Period	$21.65

Total Return(b)	8.02%
Net Assets End of Period (000)	$53,172

Ratio of Net Expenses to Average Net Assets	1.08%
Ratio of Net Investment Income to Average Net Assets	0.62%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.08%
Portfolio Turnover Rate	28%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

$18.83	$14.67	$14.00	$12.84

0.13	0.13	0.10	0.06
4.11	4.90	1.09	1.72
4.24	5.03	1.19	1.78

(0.13)	(0.13)	(0.07)	(0.02)
(0.69)	(0.74)	(0.45)	(0.60)
(0.82)	(0.87)	(0.52)	(0.62)
$22.25	$18.83	$14.67	$14.00

23.36%	36.07%	9.02%	14.46%
$50,248	$42,517	$32,967	$29,071

1.12%	1.15%	1.24%	1.25%
0.64%	0.77%	0.73%	0.47%

1.12%	1.15%	1.24%	1.25%
15%	12%	16%	17%

Annual Report | October 31, 2015	59

Notes to Financial Statements

As of October 31, 2015

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund and River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (collectively referred to as “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”).

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

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Notes to Financial Statements

As of October 31, 2015

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. At fiscal year end, certain Funds had investments in repurchase agreements. The gross value and related collateral received for those investments are presented in each applicable Fund’s Schedule of Investments. The value of the related collateral received exceeded the value of the repurchase agreements as of the period end.

Master Agreements and Netting Arrangements –Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Annual Report | October 31, 2015	61

Notes to Financial Statements

As of October 31, 2015

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

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Notes to Financial Statements

As of October 31, 2015

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2015.

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$256,112,736	$–	$–	$256,112,736
Short Term Investments	–	1,080,752	–	1,080,752
Total	$256,112,736	$1,080,752	$–	$257,193,488

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$94,294,419	$–	$–	$94,294,419
Short Term Investments	–	5,121,588	–	5,121,588
Total	$94,294,419	$5,121,588	$–	$99,416,007

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$7,737,273	$–	$–	$7,737,273
Short Term Investments	–	86,073	–	86,073
Total	$7,737,273	$86,073	$–	$7,823,346

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$11,737,799	$–	$–	$11,737,799
Short Term Investments	–	1,069,864	–	1,069,864
Total	$11,737,799	$1,069,864	$–	$12,807,663

Annual Report | October 31, 2015	63

Notes to Financial Statements

As of October 31, 2015

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$130,191,573	$–	$–	$130,191,573
Short Term Investments	–	897,485	–	897,485
Total	$130,191,573	$897,485	$–	$131,089,058

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$30,309,869	$–	$–	$30,309,869
Short Term Investments	–	2,519,382	–	2,519,382
Total	$30,309,869	$2,519,382	$–	$32,829,251

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$51,331,143	$–	$–	$51,331,143
Short Term Investments	–	571,100	–	571,100
Total	$51,331,143	$571,100	$–	$51,902,243

The above tables are presented by levels of disaggregation for each asset class.For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no transfers into or out of Level I and 2 during the period. There were no Level 3 securities held during the period. It is the Funds’ policy to recognize transfers into and out of levels at the end of the reporting period.

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of Oak Associates, ltd., investment adviser to the Funds (the “Adviser”), ALPS Fund Services, Inc. the administrator, fund accountant and transfer agent for the Funds (“ALPS”), and/or ALPS Distributors, Inc. the Funds’ distributor (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers to the Trust. Pursuant to a PFO Services Agreement between ALPS and the Trust, ALPS provides a qualified person to serve as the Trust’s Principal Financial Officer (“PFO”). Principal financial officer fees payable pursuant to the terms of the PFO Services Agreement represent payments made by the Trust to ALPS and not to any individual employee of ALPS serving as PFO to the Trust.

5. ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS:

Administration: ALPS Fund Services, Inc. (the “Administrator”) serves as administrator to the Trust. The Trust and the Administrator have entered into an administration, bookkeeping and pricing services agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting, fund accounting services, and calculating the Funds’ daily net asset value, and provides all necessary office space, equipment, personnel and facilities for annual fee. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations there under. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 60 days’ prior written notice to the other party.

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Notes to Financial Statements

As of October 31, 2015

Administrative Fee: ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of the daily average aggregate net assets of the Trust for the period. Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Transfer Agent: ALPS Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency and services agreement with the Trust.

Distribution: The Trust and ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Distributor has agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares.

6. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.90% of the average daily net assets of the Fund. The Adviser has agreed to contractually waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select Growth, Rock Oak Core Growth and Pin Oak Equity Funds, and 1.35% of the average daily net assets of the River Oak Discovery, Red Oak Technology Select, Black Oak Emerging Technology and Live Oak Health Sciences Funds for one year periods. The Adviser contractually agreed to continue this arrangement through February 28, 2016.*

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2015:

Advisory Fees as a Percentage of Average Net Assets
Fund	Annual Rate	Fee Waiver*	Net Annual Rate
White Oak Select Growth Fund	0.74%		0.74%
Pin Oak Equity Fund	0.74%		0.74%
Rock Oak Core Growth Fund	0.74%	(0.27%)	0.47%
River Oak Discovery Fund	0.90%	(0.10%)	0.80%
Red Oak Technology Select Fund	0.74%		0.74%
Black Oak Emerging Technology Fund	0.74%		0.74%
Live Oak Health Sciences Fund	0.74%		0.74%

U.S. Bank N.A. acts as custodian (the “Custodian”) for the Funds.

Annual Report | October 31, 2015	65

Notes to Financial Statements

As of October 31, 2015

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the year ended October 31, 2015, were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$21,397,891	$37,814,265
Pin Oak Equity Fund	13,191,752	16,730,703
Rock Oak Core Growth Fund	2,755,484	2,628,576
River Oak Discovery Fund	2,203,783	3,292,471
Red Oak Technology Select Fund	5,966,710	24,012,688
Black Oak Emerging Technology Fund	5,558,404	8,828,512
Live Oak Health Sciences Fund	14,478,231	16,362,652

8. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate “regulated investment company” under Sub–chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses and certain other investments.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

	Undistributed Ordinary Income/Loss	Accumulated Capital Gain/(Loss)	Paid-in Capital
White Oak Select Growth Fund	$–	$–	$–
Pin Oak Equity Fund	3,935	(3,935)	–
Rock Oak Core Growth Fund	–	–	–
River Oak Discovery Fund	(4)	4	–
Red Oak Technology Select Fund	–	–	–
Black Oak Emerging Technology Fund	114,636	–	(114,636)
Live Oak Health Sciences Fund	–	–	–

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Notes to Financial Statements

As of October 31, 2015

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of:

Amount
Black Oak Emerging Technology Fund	$114,636

These reclassifications have no impact on net assets or the results of operations. The Funds had permanent book/tax differences primarily attributable to net operating losses and certain other investments.

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2015 is as follows:

	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$4,050,002	$–	$4,050,002
Pin Oak Equity Fund	1,190,590	–	1,190,590
Rock Oak Core Growth Fund	26,752	588,577	615,329
River Oak Discovery Fund	647,427	2,308,561	2,955,988
Red Oak Technology Select Fund	1,415,013	–	1,415,013
Black Oak Emerging Technology Fund	–	–	–
Live Oak Health Sciences Fund	329,908	4,718,532	5,048,440

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2014 is as follows:

	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$1,123,336	$–	$1,123,336
Pin Oak Equity Fund	520,352	–	520,352
Rock Oak Core Growth Fund	240,263	1,228,005	1,468,268
River Oak Discovery Fund	–	1,080,699	1,080,699
Red Oak Technology Select Fund	461,447	–	461,447
Black Oak Emerging Technology Fund	–	–	–
Live Oak Health Sciences Fund	338,486	1,514,462	1,852,948

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Unrealized Appreciation	Cumulative Effect of Timing Differences	Total
White Oak Select Growth Fund	$1,377,232	$(24,317,071)	$34,510,961	$–	$11,571,122
Pin Oak Equity Fund	546,931	2,912,350	15,296,438	–	18,755,719
Rock Oak Core Growth Fund	–	175,224	1,827,065	(4,286)	1,998,003

Annual Report | October 31, 2015	67

Notes to Financial Statements

As of October 31, 2015

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Unrealized Appreciation	Cumulative Effect of Timing Differences	Total
River Oak Discovery Fund	14,162	(7,942)	2,477,542	(52,846)	2,430,916
Red Oak Technology Select Fund	650,260	4,075,189	33,250,461	–	37,975,910
Black Oak Emerging Technology Fund	$–	$944,194	8,403,051	(196,430)	9,150,815
Live Oak Health Sciences Fund	682,278	6,501,236	17,443,419	–	24,626,933

At October 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	White Oak Select Growth Fund	Pin Oak Equity Fund	Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund
2016	$15,301,273	$–	$–	$–	$–	$–	$–
2017	$9,015,798	$–	$–	$–	$–	$–	$–
Total	$24,317,071	$–	$–	$–	$–	$–	$–

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

	Short-Term	Long-Term
White Oak Select Growth Fund	$–	$–
Pin Oak Equity Fund	–	–
Rock Oak Core Growth Fund	–	–
River Oak Discovery Fund	–	7,942
Red Oak Technology Select Fund	–	–
Black Oak Emerging Technology Fund	–	–
Live Oak Health Sciences Fund	–	–

During the year ended October 31, 2015, the Funds utilized the following capital loss carryforwards:

Used October 31, 2015	White Oak Select Growth Fund	Pin Oak Equity Fund	Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund
	$(6,226,107)	$–	$–	$–	$(2,127,624)	$(410,591)	$–

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Notes to Financial Statements

As of October 31, 2015

The following Fund elected to defer to the period ending October 31, 2016, late year ordinary losses in the amount of:

Amount
Rock Oak Core Growth Fund	$4,286
River Oak Discovery Fund	52,846
Black Oak Emerging Technology Fund	196,430

At October 31, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal Tax Cost	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Appreciation
White Oak Select Growth Fund	$222,682,527	$50,715,657	$(16,204,696)	$34,510,961
Pin Oak Equity Fund	84,119,569	19,104,113	(3,807,675)	15,296,438
Rock Oak Core Growth Fund	5,996,281	2,227,133	(400,068)	1,827,065
River Oak Discovery Fund	10,330,121	3,157,928	(680,386)	2,477,542
Red Oak Technology Select Fund	97,838,597	37,961,174	(4,710,713)	33,250,461
Black Oak Emerging Technology Fund	24,426,200	8,775,212	(372,161)	8,403,051
Live Oak Health Sciences Fund	34,458,824	17,832,769	(389,350)	17,443,419

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the year ended October 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the technology industry. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those industries than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

Annual Report | October 31, 2015	69

Notes to Financial Statements

As of October 31, 2015

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2015, the James D. Oelschlager Trust owned 39.68% of the River Oak Discovery Fund.

10. Trustee and officers fees:

As of October 31, 2015, there were seven Trustees, five of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee received a retainer of $30,000 per year. The chairperson of the Audit Committee received an additional retainer of $500 per calendar quarter and the Lead Independent Trustee received an additional retainer of $1,500 per calendar quarter. In addition, each Independent Trustee was also paid a fee of $2,000 for each meeting of the Board of Trustees attended or participated in, as the case may be. The Trustees were paid $1,000 per each telephonic board meeting. The Independent Trustees were not paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees were also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust received no salary or fees from the Trust.

At the November 4, 2015 board meeting, the board approved to change the Trustee compensation. Each Independent Trustee will continue to receive a retainer of $30,000 per year. The chairperson of the Audit Committee will receive an additional retainer of $1,000 per calendar quarter and the Lead Independent Trustee will receive an additional retainer of $3,500 per calendar quarter. In addition, each Independent Trustee will also be paid a fee of $3,500 for each meeting of the Board of Trustees attended or participated in, as the case may be. Each Independent Trustee will be paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act, and $1,000 for any other telephonic board meetings. The Independent Trustees will not be paid an additional fee from the Trust for attendance at and/or participation in meetings of the various committees of the Board. The Independent Trustees will also be reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust.

11. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Notes to Financial Statements

As of October 31, 2015

12. SUBSEQUENT EVENTS:

On December 16, 2015, The Funds declared an ordinary dividend, short-term capital gains and long-term capital gains, which were payable on December 17, 2015. Please see the below table for the distribution amounts:

Fund	Ordinary Dividend Total	Short-Term Capital Gain Total	Long-Term Capital Gain Total
White Oak Select Growth Fund	$1,677,912	$–	$–
Pin Oak Equity Fund	$762,856	$–	$2,912,364
Rock Oak Core Growth Fund	$60,295	$–	$175,227
River Oak Discovery Fund	$14,169	$–	$–
Red Oak Technology Select Fund	$1,455,611	$–	$4,075,253
Black Oak Emerging Technology Fund	$–	$–	$944,209
Live Oak Health Sciences Fund	$364,201	$407,202	$6,501,251

Annual Report | October 31, 2015	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Oak Associates Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Oak Associates Funds, as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 18, 2015

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Additional Information

As of October 31, 2015 (Unaudited)

UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, Red Oak Technology Fund, and Live Oak Health Sciences Fund designate 100.00%, 100.00%, 100.00%, 18.90%, 100.00%, and 100.00%, respectively, of the income dividends distributed between January 1, 2014 and December 31, 2014, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund, Red Oak Technology Fund, and Live Oak Health Sciences Fund designate 85.85%, 100.00%, 100.00%, 19.21%, 100.00%, and 100.00%, respectively, of the ordinary income dividends distributed between January 1, 2014 and December 31, 2014, as qualifying for the corporate dividends received deduction.

In early 2015, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2014 via Form 1099. The Fund will notify shareholders in early 2016 of amounts paid to them by the Fund, if any, during the calendar year 2015.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Rock Oak Core Growth Fund, River Oak Discovery Fund, and Live Oak Health Sciences Fund designated $588,577, $2,308,561, and $4,718,532 as long-term capital gain dividends respectively.

Annual Report | October 31, 2015	73

Additional Information

As of October 31, 2015 (Unaudited)

TRUSTEES OF THE TRUST
Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (80)	Trustee	14	7	Retired. Member of Board, Proconex (process control equipment), 1985 – 2007; President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975 – 1999.	None
Thomas E. Gretter, MD (80)	Trustee	13	7	Physician, Cleveland Clinic (Health Care) since 1966.	None
James D. Oelschlager(5) (73)	Trustee, Chairman	14	7	Managing Member, President, CO-CIO (since October 9, 2014); CIO and Founder of Oak Associates, ltd. since 1985.	None
John G. Stimpson(5) (73)	Trustee	14	7	Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988 – 1993; Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 – 1993.	None
Pauline F. Ramig (75)	Trustee	7	7	Financial Planning Practitioner, Ramig Financial Planning since 1991.	None
Robert P. Stephans (72)	Trustee	7	7	Retired since June 2008. CPA for Stephans, Kun & Co., Certified Public Accountants, 1987 – 2008; Partner, Case, Sabatini and Stephans PC, 1980 – 1987.	None
Michael R. Shade (67)	Trustee	7	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None

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Additional Information

  As of October 31, 2015 (Unaudited)

[1]
Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.

[2]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]
The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2015, the Oak Associates Funds Complex consisted of 7 Funds.

[4]
Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]
Messrs. Oelschlager and Stimpson are considered “interested” persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

Annual Report | October 31, 2015	75

Additional Information

As of October 31, 2015 (Unaudited)

OFFICERS OF THE TRUST
Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Charles A. Kiraly(2) (45)	President/ Chief Executive Officer	1	N/A
Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014. Compliance Analyst III at Victory Capital Management Inc. from August 2005 to July 2006. Vice President for Fairport Asset Management, LLC from April 1996 to
August 2005.
					N/A
Margaret L. Ballinger(2) (62)	Chief Compliance Officer	11 months	N/A	Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. In 1985.	N/A
Pete Greenly (46)	Treasurer/ Principal Financial Officer	3	N/A
Fund Controller, ALPS Fund Services, Inc. since June 2012; Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 – 2010.
					N/A
Meg Koehler (36)	Vice President/ Secretary	5 months	N/A	Senior Counsel and Vice President, ALPS Fund Services, Inc. since August 2014; Associate Counsel, Atlantic Fund Services, from 2008 to 2014.	N/A

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Additional Information

  As of October 31, 2015 (Unaudited)

[1]	Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.
[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

Annual Report | October 31, 2015	77

CONTACT US

By Mail
Oak Associates Funds
P.O. Box 8233
Denver, CO 80201-8233

By Telephone 1-888-462-5386 Monday through Friday, 9:00 a.m. to 8:00 p.m. ET

On The Web www.oakfunds.com
Click on the My Oak Account section to take advantage of these features:
●	Trade Online
●	Access and Update Account Information
●	Go Paperless with eDelivery
●	View and download account history
●	Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by ALPS Distributors, Inc.

P.O. Box 8233 Denver, CO 80201-8233

Item 2.  Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable to Registrant.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable to Registrant.

(f)	The Registrant's Code of Ethics is attached as Exhibit 2(f).

Item 3.	Audit Committee Financial Expert.

The Registrant's board of trustees has determined that the Registrant has at least one financial expert serving on the audit committee. The audit committee financial expert serving on the audit committee is Robert Stephans and is independent as defined in Form N-CSR Item 3(a)(2).  Mr. Stephans has served as a Certified Public Accountant for Stephans, Kun & Co. since 1980.

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees for the fiscal years ended October 31, 2015 and 2014 were collected by Cohen Fund Audit Services, Ltd.  The Trust aggregate fees for services rendered to the Trust for the last two fiscal years are as follows:

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the applicable principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2015 and 2014 were $80,500 and $80,500, respectively.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the applicable principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item for fiscal years 2015 and 2014 were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the applicable principal accountant for tax compliance, tax advice and tax planning for fiscal years 2015 and 2014 were $14,000 and $14,000, respectively.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the applicable principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years 2015 and 2014 were $0 and $0, respectively.

(e)(1)	Not Applicable.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	The aggregate non-audit fees and services billed by the applicable principal account for fiscal years 2015 and 2014 were $0 and $0, respectively.

(h)	During the past fiscal year, the Registrant's principal accountant did not report to the Registrant’s audit committee the existence of any non-audit services that were provided to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provided ongoing services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto as Exhibit 2(f).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) None.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OAK ASSOCIATES FUNDS

By	/s/ Charles A. Kiraly
Charles A. Kiraly
President

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles A. Kiraly
Charles A. Kiraly
President and Principal Executive Officer

Date:	January 8, 2015

By	/s/ Pete Greenly
Pete Greenly
Treasurer and Principal Financial Officer

Date:	January 8, 2015